UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
Of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant  [_]

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[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Material

[_] Soliciting Material Pursuant to Sec. 240.14a-12

Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Dividend and Income Fund, Inc.
Delaware Ivy High Income Opportunities Fund
Macquarie Global Infrastructure Total Return Fund Inc.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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             on which the filing fee is calculated and state how it was determined):
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identifying the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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RE:	Delaware Investments® Dividend and Income Fund, Inc.
Delaware Enhanced Global Dividend and Income Fund
Delaware Ivy High Income Opportunities Fund

Dear Valued Shareholder:
We recently sent you information regarding the upcoming Special Meeting for the above-listed funds scheduled for November 9, 2022. According to our records, you have not yet voted.
The Board of Trustees/Directors of the funds unanimously recommends that you vote FOR proposal 1.
We urge you to read the Proxy Statement(s) because it contains important information. You may review the proxy statement(s) online at: delawarefunds.com/cef-proxy.
We are working with AST Fund Solutions (“AST”) to manage the voting process. AST will begin calling shareholders to ensure each fund receives a sufficient number of votes on the proposals. To avoid receiving calls on this matter, please vote TODAY so that your vote may be recorded prior to the Special Meeting on November 9, 2022.
Voting is fast and easy using one of the options below:
Visit the website on the enclosed proxy card and enter your control number.
Call 800 893-5865 to speak with a representative. Representatives are available Monday through Friday 9am to 10pm ET.
Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

If you vote now, you will ensure your shares are represented and we will not contact you further on this issue. Detailed information about the Special Meeting and the proposal can be found in the Proxy Statement(s). If you have any questions about the proposal, contact your financial advisor, client service representative or AST at 800 893-5865.

Thank you for your attention.

NOBO

RE:	Delaware Investments® Dividend and Income Fund, Inc.
Delaware Enhanced Global Dividend and Income Fund
Delaware Ivy High Income Opportunities Fund

Dear Valued Shareholder:
We recently sent you information regarding the upcoming Special Meeting for the above-listed funds scheduled for November 9, 2022. According to our records, you have not yet voted.
The Board of Trustees/Directors of the fund unanimously recommends that you vote FOR proposal 1.
We urge you to read the Proxy Statement(s) because it contains important information. You may review the proxy statement(s) online at: delawarefunds.com/cef-proxy.
We are working with AST Fund Solutions (“AST”) to manage the voting process. AST will begin calling shareholders to ensure each fund receives a sufficient number of votes on the proposals. To avoid receiving calls on this matter, please vote TODAY so that your vote may be recorded prior to the Special Meeting on November 9, 2022.
Voting is fast and easy using one of the options below:
Visit the website on the enclosed proxy card and enter your control number.
Call 800 893-5865 and ask for extension 12 to speak with a representative. Representatives are available Monday through Friday 9am to 10pm ET.
Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

If you vote now, you will ensure your shares are represented and we will not contact you further on this issue. Detailed information about the Special Meeting and the proposal can be found in the Proxy Statement(s). If you have any questions about the proposal, contact your financial advisor, client service representative or AST Fund Solutions at 800 893-5865.

Thank you for your attention.

OBO

RE:	Macquarie Global Infrastructure Total Return Fund Inc. (“Fund”)

Dear Valued Stockholder:
We recently sent you information regarding the upcoming Special Meeting for the Fund scheduled for November 9, 2022 at 3pm ET. According to our records, you have not yet voted.
The Board of Directors of the Fund unanimously recommends that you vote FOR proposal 1.
We urge you to read the Proxy Statement because it contains important information. You may review the proxy statement online at: macquarieim.com/mgu-proxy.
We are working with AST Fund Solutions (“AST”) to manage the voting process. AST will begin calling shareholders to ensure the Fund receives a sufficient number of votes on the proposals. To avoid receiving calls on this matter, please vote TODAY so that your vote may be recorded prior to the Special Meeting on November 9, 2022.
Voting is fast and easy using one of the options below:
Visit the website on the enclosed proxy card and enter your control number.
Call 800 893-5865 to speak with a representative. Representatives are available Monday through Friday 9am to 10pm ET.
Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

If you vote now, you will ensure your shares are represented and we will not contact you further on this issue. Detailed information about the Special Meeting and the proposals can be found in the Proxy Statement. If you have any questions about the proposal, contact your financial advisor, client service representative or AST at 800 893-5865.

Thank you for your attention.

NOBO

RE:	Macquarie Global Infrastructure Total Return Fund Inc. (“Fund”)

Dear Valued Stockholder:
We recently sent you information regarding the upcoming Special Meeting for the Fund scheduled for November 9, 2022 at 3pm ET. According to our records, you have not yet voted.
The Board of Directors of the Fund unanimously recommends that you vote FOR proposal 1.
We urge you to read the Proxy Statement(s) because it contains important information. You may review the proxy statement online at: macquarieim.com/mgu-proxy.
We are working with AST Fund Solutions (“AST”) to manage the voting process. AST will begin calling shareholders to ensure the Fund receives a sufficient number of votes on the proposals. To avoid receiving calls on this matter, please vote TODAY so that your vote may be recorded prior to the Special Meeting on November 9, 2022.
Voting is fast and easy using one of the options below:
Visit the website on the enclosed proxy card and enter your control number.
Call 800 893-5865 and ask for extension 12 to speak with a representative. Representatives are available Monday through Friday 9am to 10pm ET.
Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

If you vote now, you will ensure your shares are represented and we will not contact you further on this issue. Detailed information about the Special Meeting and the proposals can be found in the Proxy Statement. If you have any questions about the proposal, contact your financial advisor, client service representative or AST at 800 893-5865.

Thank you for your attention.

OBO

Shareholder Name Address 1 Address 2 Address 3

IMPORTANT NOTICE

October 19, 2022

Re:  Fund Name (“Fund”)

Dear Shareholder:

We have tried unsuccessfully to contact you, whether by mail or phone, regarding a very important matter concerning your investment with the Fund. This matter pertains to a time-sensitive initiative for the Fund and its shareholders for which we need your response.

It is very important that we speak with you. Please call toll-free at 800 893-5865 between 9:00am and 11:00pm ET, Monday through Friday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:
Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

There is no confidential information required, and the call will only take a few moments of your time.  Please contact us as soon as possible. Thank you for your time and consideration.

Sincerely,

Shawn K. Lytle
President and Chief Executive Officer,

This document relates to your investment in the [Fund Name].

Shareholder Name
Address 1
Address 2
Address 3

IMPORTANT NOTICE

October 19, 2022

Re:  Macquarie Global Infrastructure Total Return Fund Inc. (“Fund”)

Dear Stockholder:

We have tried unsuccessfully to contact you, whether by mail or phone, regarding a very important matter concerning your investment with the Fund. This matter pertains to a time-sensitive initiative for the Fund and its stockholders for which we need your response.

It is very important that we speak with you. Please call toll-free at 800 893-5865 between 9:00am and 11:00pm ET, Monday through Friday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:
Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

There is no confidential information required, and the call will only take a few moments of your time.  Please contact us as soon as possible. Thank you for your time and consideration.

Sincerely,

John C. Leonard
Chief Executive Officer and President,
Macquarie Global Infrastructure Total Return Fund Inc.

This document relates to your investment in the Macquarie Global Infrastructure Total Return Fund Inc.